SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2005

UNIVERSAL FOOD & BEVERAGE COMPANY

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27853	86-0913555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3830 Commerce Drive, St. Charles, Illinois	60174
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 630-584-8670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Universal Food & Beverage Company, a Nevada corporation (the “Company”), hereby amends its Current Report on Form 8-K filed April 6, 2006, to include the required financial statements relating to the acquisition of certain assets of Independence Water Group, LLC (“IWG”) by Universal Food & Beverage Company of Virginia, the Company’s indirect wholly-owned subsidiary, as described in such Current Report, by providing the financial statements and pro forma financial information included herein.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The required financial statements and pro forma financial information relating to the Company’s acquisition of the assets of IWG are attached hereto as Exhibit 99.1, 99.2 and 99.3 and are filed herewith and incorporated herein by reference.

(c) Exhibits

Exhibit 99.1 Combined Balance Sheet as of December 31, 2004 of IWG and the related combined statements of operation, stockholders’ equity and cash flows for year ended December 31, 2004.

Exhibit 99.2 Combined Balance Sheet as of December 31, 2003 of IWG and the related combined statements of operation, stockholders’ equity and cash flows for year ended December 31, 2003.

Exhibit 99.3 Unaudited Pro Forma Combined Financial Information of the Company and IWG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2005	UNIVERSAL FOOD & BEVERAGE COMPANY
(Registrant)

/S/ Duane N. Martin
Duane N. Martin
Chief Executive Officer and Director